UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2021

Williams Industrial Services Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Crescent Centre Parkway, Suite 1240

Tucker, Georgia 30084

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 770-879-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	WLMS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.02 Results of Operations and Financial Condition.

On May 19, 2021, Williams Industrial Services Group Inc. (the “Company”) issued a press release (the “Earnings Release”) reporting its financial results for the three months ended March 31, 2021. As noted in the Earnings Release, management will host a conference call on Wednesday, May 19, 2021 at 10:00 a.m. Eastern time to discuss such financial results. Instructions on how to participate in the conference call are contained in the Earnings Release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Earnings Release contains a discussion of adjusted EBITDA (earnings before interest expense, net, income tax (benefit) expense, depreciation and amortization, and unusual gains or charges), which is a non-GAAP financial measure within the meaning of Regulation G promulgated under the rules and regulations of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company believes that providing non-GAAP information, such as adjusted EBITDA, is important as such information is used as analytical indicators by the Company’s management to better understand operating performance. The Earnings Release contains a reconciliation of comparable GAAP to non-GAAP measures.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing. Without limiting the generality of the foregoing, the text of the Earnings Release set forth under the heading entitled “Forward-looking Statement Disclaimer” is incorporated by reference into this Item 2.02.

Item 7.01 Regulation FD Disclosure.

In connection with the conference call announced in the Earnings Release, on May 19, 2021, the Company made available the Company Information Presentation relating to its financial results for the three months ended March 31, 2021. The Company Information Presentation may be accessed within the investor relations section of the Company’s website, http://www.wisgrp.com. A copy of the Company Information Presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, regardless of the general incorporation language contained in such filing. Without limiting the generality of the foregoing, the text of the slide in the Company Information Presentation entitled “Forward-looking Statement Disclaimer” is incorporated by reference into this Item 7.01.

Item 9.01Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 19, 2021, relating to results of operations and financial condition.

99.2	Company Information Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2021

Williams Industrial Services Group Inc.

By:	/s/ Charles E. Wheelock
Charles E. Wheelock
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary